                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       DECEMBER 14, 2000
                                                  -------------------------


                             WASHINGTON HOMES, INC.
--------------------------------------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)


          MARYLAND                     1-7643                   52-0818872
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)         Identification Number)


  1802 BRIGHTSEAT ROAD, LANDOVER, MARYLAND                            20785-4235
--------------------------------------------------------------------------------
(Address of Principal Executive Office)                               (Zip Code)


Registrant's telephone number, including area code        301/772-8900
                                                   -----------------------------



                                      N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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Item 9.  Regulation FD Disclosure.

         On December 14, 2000, Hovnanian Enterprises, Inc. conducted a telephone conference call to discuss Hovnanian's fourth quarter and year end (October 31, 2000) results of operations. Mr. Geaton A. DeCesaris, Jr., president and chief executive officer of Washington Homes, participated in the conference call. Attached to this report and incorporated by reference into this report is a transcript of the conference call.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Not Applicable.

                  (b) Not Applicable.

                  (c) Exhibits.

         The following exhibits are filed with this Current Report or incorporated by reference into this Current Report on Form 8-K:


Exhibit
Number       Description
-------      -----------
99.1         Transcript of conference call held on December 14, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WASHINGTON HOMES, INC.


                                              By:  /s/ Christopher Spendley
                                                  ------------------------------
                                                  Christopher Spendley
                                                  Chief Financial Officer,
                                                  Senior Vice President
                                                  and Secretary


Date: December 14, 2000





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                                  EXHIBIT INDEX

99.1              Transcript of conference call held on December 14, 2000.
